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                                               Rule 497(c)
                                               File Nos. 33-73832 and 811-8268

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                               P R O S P E C T U S

                             Global Technology Fund

                                September 1, 2000

FIRSTHAND FUNDS HAS REGISTERED THE MUTUAL FUND OFFERED IN THIS PROSPECTUS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). THAT REGISTRATION DOES NOT IMPLY, HOWEVER, THAT THE SEC ENDORSES THE FUND.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE,
STRATEGIES AND RISKS OF THE FUND THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE FUND IS NON-DIVERSIFIED AND HAS AS ITS INVESTMENT OBJECTIVE LONG-TERM GROWTH OF CAPITAL.


THE INITIAL MINIMUM INVESTMENT FOR THE FUND IS $10,000 EXCEPT FOR CERTAIN RETIREMENT ACCOUNTS. FOR INDIVIDUAL RETIREMENT ACCOUNTS (IRAS), ROTH IRAS AND 403(b) ACCOUNTS, THE INITIAL MINIMUM INVESTMENT IS $2,000. FOR EDUCATION IRAS, THE INITIAL MINIMUM INVESTMENT IS $500. FOR ALL OTHER RETIREMENT ACCOUNTS, THE INITIAL MINIMUM INVESTMENT IS $10,000. LOWER MINIMUMS ARE AVAILABLE TO INVESTORS PURCHASING SHARES OF THE FUND THROUGH CERTAIN BROKERAGE FIRMS. PLEASE SEE "HOW TO PURCHASE SHARES" IN THIS PROSPECTUS FOR ADDITIONAL INFORMATION.


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CONTENTS

GLOBAL TECHNOLOGY FUND.......................................................2
ADDITIONAL INVESTMENT TECHNIQUES AND STRATEGIES..............................6
ADDITIONAL RISK CONSIDERATIONS...............................................7
PORTFOLIO MANAGEMENT.........................................................9
OPERATION OF THE FUND........................................................9
HOW TO PURCHASE SHARES......................................................11
HOW TO REDEEM SHARES........................................................13
SHAREHOLDER SERVICES........................................................16
FUND DISTRIBUTIONS..........................................................17
TAXES.......................................................................18
CALCULATION OF SHARE PRICE..................................................19



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GLOBAL TECHNOLOGY FUND

OBJECTIVE
The Fund seeks long-term growth of capital.

PRINCIPAL STRATEGY
The Fund seeks to achieve its objective by investing at least 65% of its assets in equity securities of companies in the high technology field, both domestic and foreign, that the Investment Advisor considers to be best positioned to benefit significantly from the adoption of new technologies worldwide. At any point in time the Fund may invest a portion or all of its assets in either domestic or foreign-based companies. The Investment Advisor's analysis of a potential investment will focus on valuing a company and purchasing securities of the company when the Investment Advisor believes the value exceeds its market price. In assessing a company's potential, the Investment Advisor may consider a number of factors, including technical vision, marketing acumen, proprietary technological advantages, the company's ability to rapidly respond to changing market conditions, and the opportunity for the global application of the company's products or services. The high technology field consists of many high technology industries including the semiconductor, computer, computer peripheral, software, telecommunication and mass storage device industries.
We collectively call these six industries the high technology industry group.

Although certain of the Fund's investments may produce dividends, interest or other income, current income is not a consideration in selecting the Fund's investments.

PLEASE SEE "ADDITIONAL INVESTMENT TECHNIQUES AND STRATEGIES" FOR FURTHER INFORMATION.

PRINCIPAL RISKS
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Investment Advisor. As a result, there is a risk that you could lose money by investing in the Fund.



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Because the Fund is non-diversified, it invests in fewer issuers and is subject to greater risk than a diversified fund. The Fund is also subject to greater risk because of its concentration of investments in technology companies, the value of which can be highly volatile. The value of such investments can, and often does, fluctuate dramatically and may expose you to greater than average financial and market risk.

By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, some of the securities in which the Fund invests may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

The Fund may also invest in equity securities issued by smaller companies and in connection with initial public offerings, which typically have additional risks. Smaller companies may have more-limited product lines, markets and financial resources than larger, more-seasoned companies and their securities may trade less frequently and in more-limited volume than those of larger, more-mature companies.

PLEASE SEE "ADDITIONAL RISK CONSIDERATIONS" FOR FURTHER INFORMATION.

From time to time the Fund may close and reopen to new and/or existing investors at the Investment Advisor's discretion.


PAST FUND PERFORMANCE
The Fund will commence operations on or around September 29, 2000. Performance results are not provided because the Fund has not been in existence for a full calendar year.



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EXPENSE INFORMATION
The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

    SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
    ----------------------------------------------------------------
    Sales load imposed on purchases                                     None
    Sales load imposed on reinvested distributions                      None
    Deferred sales load                                                 None
    Exchange fee                                                        None
    Redemption fee                                                      2.00%*

    * A redemption fee of 2.00% is charged on investments held for less than 180 days. Redemption fees collected will be paid to the Fund. A wire transfer fee is charged by the Fund's Transfer Agent when redemptions proceeds are paid by wire. This fee is currently $8.

    ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
    ---------------------------------------------------------------------------
    Management fee                                                       1.50%
    Distribution (12b-1) fee                                             None
    Other expenses*                                                      0.45%
    Total annual fund operating expenses**                               1.95%

    *   Other expenses are based on estimates for the current fiscal year.

    ** The Advisory Agreement limits the Fund's total annual operating expenses to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.


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     EXAMPLE
     --------------------------------------------------------------------------
     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 year.....$198         3 years.....$612





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ADDITIONAL INVESTMENT TECHNIQUES AND STRATEGIES
The equity securities in which the Fund may invest include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock and warrants. The securities selected will typically be traded on a national securities exchange, the NASDAQ system or over-the-counter, and may include securities of both large, well-known companies as well as smaller, less well-known companies, and foreign securities listed on a foreign securities exchange or traded in the United States. The Fund may invest up to 15% of its net assets in illiquid securities.

The Investment Advisor's analysis of a potential investment will focus on valuing a company and purchasing securities of companies when the Investment Advisor believes that value exceeds the market price. The Investment Advisor intends to focus on the fundamental worth of the companies under consideration. Fundamental worth is defined as the value of the basic businesses of a company, including products, technologies, customer relationships and other sustainable competitive advantages. For purposes of the Investment Advisor's analysis, fundamental worth is a reflection of the value of a company's assets and its earning power, and may be determined by use of price-earnings ratios and comparison with sales of comparable assets to independent third-party buyers in arms' length transactions. Balance sheet strength, the ability to generate earnings and a strong competitive position are the major factors the Investment Advisor uses when appraising a potential investment. Applicable price-earnings ratios depend on the earnings potential of a company as determined by the Investment Advisor. For example, a company that is a relatively high-growth company normally commands a higher price-earnings ratio than lower growth companies because future profits of a high-growth company are expected to be higher. The Investment Advisor may sell a security when there is a negative development in the company's competitive, regulatory or economic environment, when the company's growth prospects or financial situation are deteriorating, when the Investment Advisor believes a security is overvalued or when other investments are more attractive, or for other reasons.

The Fund may purchase shares in initial public offerings ("IPOs"). Due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, the Investment Advisor will often


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purchase IPO shares that would qualify as a permissible investment for the
Fund but will, instead, decide to allocate those IPO purchases to other funds the Investment Advisor advises. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. When it sells shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Following the commencement of operations, the Fund may temporarily hold all or a portion of its assets in cash or money market instruments.

ADDITIONAL RISK CONSIDERATIONS
EQUITY SECURITIES. The Fund invests primarily in equity securities which, by definition, entail risk of loss of capital. Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions and other factors beyond the control of the Investment Advisor. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, and may be difficult to sell. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

SMALL CAPITALIZATION COMPANIES. The Fund may, from time to time, invest a substantial portion of its assets in small capitalization companies. Although smaller companies often have potential for rapid growth, investment in them frequently involves greater risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller

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companies may be subject to wider price fluctuations. When making large sales of securities of smaller companies that have smaller trading volumes, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

FOREIGN SECURITIES. The Fund may purchase foreign securities that are listed on a foreign securities exchange or over-the-counter market, or which are represented by American Depositary Receipts and are listed on a domestic securities exchange or traded in the United States on over-the-counter markets. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, foreign investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies or foreign assets, or the imposition of withholding and other taxes.

TEMPORARY DEFENSIVE MEASURES. For defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash or money market instruments. Such action may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

CONCENTRATION OF INVESTMENTS IN THE HIGH TECHNOLOGY INDUSTRY GROUP. The Fund concentrates its investments primarily in companies within the high technology industry group (see list below). The Fund is subject to greater risk because of this concentration of investment. For example, investments in companies in the high technology industry group include the risk that certain high technology products and services are subject to competitive pressures and aggressive pricing. Investments in companies that focus on new or unproven high technology products include the additional risk that the products will not meet expectations or even reach the marketplace.



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Although the Investment Advisor currently believes that investments by the Fund in certain high technology industries may offer greater opportunities for growth of capital than investments in other industries, such investments may also expose investors to greater than average financial and market risk. Accordingly, an investment in the Fund does not constitute a balanced investment program.


The Fund will invest primarily in one or more of the following industries within the high technology industry group. Because the Fund is non-diversified, at any point in time, it may invest more than 25% of its assets in any one of the industries within the group. This will further increase the Fund's risk and will make the Fund more volatile.


HIGH TECHNOLOGY INDUSTRY GROUP
-        Semiconductor
-        Computer
-        Computer Peripheral
-        Software
-        Telecommunication
-        Mass Storage Device

PORTFOLIO MANAGEMENT
Firsthand Funds (the "Trust") retains Firsthand Capital Management, Inc. (the "Investment Advisor"), 125 South Market, Suite 1200, San Jose, California 95113, to manage the investments of the Fund. The Investment Advisor is controlled by Kevin M. Landis, who also serves as a Trustee of the Trust. The Fund is managed by the Investment Advisor's Technology Equities Team.

OPERATION OF THE FUND
Under the Investment Advisory Agreement (the "Advisory Agreement"), the Investment Advisor receives from the Fund an advisory fee at the annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Advisor to waive its advisory fees and, if necessary, reimburse expenses of the Fund to the extent necessary to



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limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

The Trust has entered into a separate contract (the "Administration Agreement") with the Investment Advisor wherein the Investment Advisor is responsible for providing administrative and general supervisory services to the Fund. Under the Administration Agreement, the Investment Advisor oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Advisor also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are required to be maintained pursuant to the Investment Company Act of 1940. The Investment Advisor is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Investment Advisor has also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses. For the services rendered by the Investment Advisor under the Administration Agreement, the Investment Advisor receives a fee from the Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

ALPS Mutual Funds Services, Inc. (the "Underwriter"), a member of the National Association of Securities Dealers, Inc. ("NASD"), 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as principal underwriter and distributor for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund.



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HOW TO PURCHASE SHARES
As of the date of this prospectus, the Fund has not commenced operations. The Fund intends to commence operations on or about September 29, 2000 (the "Commencement Date"). Between September 1, 2000 and September 29, 2000, the Fund will accept subscription moneys from potential shareholders of the Fund. The Fund will deposit subscription moneys into a non-interest bearing account until the Commencement Date. On that day, the Fund will invest the subscription proceeds in shares of the Fund at the opening net asset value ("NAV") of $10.00 per share.

You may purchase shares directly through the Fund's transfer agent (the "Transfer Agent") or through a brokerage firm or financial institution that has agreed to sell the Fund's shares. Your initial investment in the Fund ordinarily must be at least $10,000. For Individual Retirement Accounts ("IRAs"), Roth IRAs and 403(b) accounts, the initial minimum investment is $2,000. For Education IRAs, the initial minimum investment is $500. For all other retirement accounts, the initial minimum investment is $10,000. Lower minimums are available to investors purchasing shares of the Fund through certain brokerage firms.

Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a properly completed purchase order by the Trust or an agent of the Trust. Any order placed with a brokerage firm is treated as if it was placed directly with the Trust. Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. In addition, your brokerage firm may charge you a fee for handling your order. Your brokerage firm is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Trust's Prospectus and reports to shareholders. Purchase orders received by your broker prior to the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on the day that you place your order (the cut-off time) are confirmed at the net asset value determined as of the close of the regular session of trading on the NYSE on that day. If you place your order with a broker, it is the responsibility of the broker to promptly transmit properly completed orders. Direct purchase orders received by the Transfer Agent before the cut-off time are confirmed at that day's net asset value.



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You may open an account and make an initial investment in the Fund through selected brokerage firms or financial intermediaries or by sending a check and a completed account application form to Firsthand Funds, P.O. Box 8356, Boston, Massachusetts 02266-8356. Checks should be made payable to "Firsthand Funds". Third party checks will not be accepted.

The Transfer Agent (or your broker) mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the rights to limit the amount of investments and to refuse to sell to any person.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent.

After the Trust receives and accepts your properly completed account application form, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (call toll-free 1.888.884.2675) for instructions. Be prepared to give the name of the Fund in which you wish to purchase shares, the name in which you want the account established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account ($50 minimum) by mail or by bank wire. Checks should be sent to Firsthand Funds, P.O. Box 8356, Boston, Massachusetts 02266-8356. Checks should be made payable to "Firsthand Funds." Bank wires should be sent as described above. Each additional purchase request must contain the account name and number to permit proper crediting.


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HOW TO REDEEM SHARES
You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below, less any applicable redemption fees. Payment is normally made within three business days after the Transfer Agent receives your properly completed redemption request, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

BY TELEPHONE. You may redeem shares having a value of less than $50,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (call toll-free 1.888.884.2675). The redemption proceeds will normally be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Transfer Agent and instruct them to remove this privilege from your account.

You may change the bank or brokerage account that you designated on your account application at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.


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The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous thirty days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Reasonable procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions as described above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, the Transfer Agent will require that you request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Written redemption requests may also direct that the proceeds be deposited directly in the domestic bank or brokerage account you designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of your request in proper form.

THROUGH BROKER-DEALERS. You may also redeem shares of the Fund held in your name by a securities broker or dealer by placing a wire redemption request through that broker-dealer. Unaffiliated broker-dealers may charge you a fee for this service. You will


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receive the net asset value per share next determined after receipt by the
Trust or its agent of your wire redemption request from that broker-dealer. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

ADDITIONAL REDEMPTION INFORMATION. If you request a redemption by wire, the proceeds will be wired directly to the account in any commercial bank or brokerage firm in the United States that you designated on your application and you will be charged an $8 processing fee by the Fund's Transfer Agent. The Transfer Agent reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from the amount of your redemption proceeds. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that a wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House ("ACH") transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions. The Trust reserves the right to require you to close your account, other than an IRA account, if at any time the value of your shares, as a result of your redemptions (not as a result of a decrease in market value) falls below $10,000, or such other minimum amount as the Trust may from time to time determine. After notification to you of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the required minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the SEC. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may pay redemption proceeds with portfolio securities of the Fund taken at current value.


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Redemption fees will apply to exchanges and redemptions out of the Fund if the shares exchanged or redeemed were held for less than 180 days. The redemption fees are intended to compensate the Fund for the increased expenses to longer-term shareholders resulting from the disruptive effect on the portfolio caused by short-term investments. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to you. The Fund will retain the fee charged. The Fund reserves the right to waive the redemption fee under certain circumstances.


You may exchange shares of the Fund into other Firsthand funds or shares of the SSgA Money Market Fund (a series of SSgA Funds) at relative net asset value if you have received a prospectus describing such other funds. Any exchange constitutes a sale of shares of the Fund and may be taxable for federal income tax purposes.

SHAREHOLDER SERVICES
Contact the Transfer Agent (call toll-free 1.888.884.2675) for additional information about the shareholder services described below.

TAX-DEFERRED RETIREMENT PLANS
Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

- IRA plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code of 1986 (the "Code")



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DIRECT DEPOSIT PLANS
Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or Social Security checks transferred automatically to purchase shares of the Fund.

AUTOMATIC INVESTMENT PLAN
By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum monthly investment must be $50 under the plan; the applicable initial minimum investment still applies. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. If your depository institution imposes its own charge for debiting your account, this will reduce your return from an investment in the Fund. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

FUND DISTRIBUTIONS
The Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. Distributions are automatically reinvested in additional shares of the Fund on the reinvestment date (the "Share Option") unless cash payments are specified on your application, or are otherwise requested by contacting the Transfer Agent. All distributions will be based on the net asset value in effect on the payable date.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your checks, or if your checks remain uncashed for six months, your distributions may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.



CALL TOLL-FREE 1.888.884.2675                                    Prospectus | 17

TAXES
The following discussion regarding taxes is based on the federal income tax laws that were in effect as of the date of this prospectus and it summarizes only some of the important federal income tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your own tax advisor regarding the foreign, federal, state and local income tax consequences to you of an investment in the Fund. Further federal income tax considerations are discussed in the Statement of Additional Information.

The Fund will distribute substantially all of its income and capital gains. Distributions of the Fund's net capital gains (generally, the excess of long-term capital gains over short-term capital losses) will be taxable to you as long-term capital gains, regardless of the length of time you have held your Fund shares. Distributions of the Fund's income from all other sources generally will be taxable to you as ordinary income. Distributions from the Fund normally will be taxable to you when paid, whether you automatically reinvest them in additional Fund shares or you elect to take the distribution in cash.

Redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. If you have held your Fund shares for more than one year at the time of redemption or exchange, such capital gain or loss will be a long-term capital gain or loss.

Foreign shareholders may be subject to different tax treatment, including withholding taxes. U.S. residents may be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by the Fund.

Each year the Trust will send you a statement indicating the amount and federal income tax status of all distributions made to you during the previous year.



18 | [LOGO]Firsthand-Registered Trademark- Funds          www.FirsthandFunds.com

CALCULATION OF SHARE PRICE
On each day that the Trust is open for business, the share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., eastern time). The Trust is open for business on each day the NYSE is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculated net asset value after the order is placed.

Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

Because the Fund may invest in foreign securities that are listed on foreign exchanges, and which may trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.



CALL TOLL-FREE 1.888.884.2675                                    Prospectus | 19

 [LOGO]


FIRSTHAND FUNDS
P.O. Box 8356
Boston, MA 02266-8356

INVESTMENT ADVISOR
Firsthand Capital Management, Inc.
125 South Market
Suite 1200
San Jose, CA 95113

UNDERWRITER
ALPS Mutual Funds Services, Inc.
Member NASD
370 17th Street
Suite 3100
Denver, CO 80202

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8356
Boston, MA 02266-8356


Additional information about the Fund and its investments is included in the Statement of Additional Information ("SAI"). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). The Fund's Annual and Semi-Annual Reports will include a discussion of the Fund's holdings and recent market conditions and investment strategies that affected performance.

To obtain a free copy of any of these documents or to request other information or ask questions about the Fund (including shareholder inquiries), call Firsthand Funds at 1.888.884.2675 or visit Firsthand's web site at www.FirsthandFunds.com.

The SAI, the Fund's Annual and Semi-Annual Reports and other related materials are available on the SEC's Internet Web site at www.sec.gov. You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. You can also review and copy information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1.202.942.8090 for information on the operation of the SEC's Public Reference Room.

Firsthand is a registered trademark of Firsthand Capital Management, Inc.


                  CONTACT US AT:
                          1.888.884.2675
                                    www.firsthandfunds.com

                                                    File Nos. 33-73832, 811-8268

                                               Rule 497(c)
                                               File Nos. 33-73832 and 811-8268

                                 FIRSTHAND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                               September 1, 2000

                             GLOBAL TECHNOLOGY FUND


This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus for the Fund dated September 1, 2000, as may be amended. A copy of the Prospectus can be obtained by writing to Firsthand Funds at P.O. Box 8356, Boston, MA 02266-8356, or by calling Firsthand Funds toll-free at 1.888.884.2675.

                                TABLE OF CONTENTS

THE TRUST..................................................................B-2
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..............................B-2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS....................B-10
INVESTMENT RESTRICTIONS....................................................B-12
TRUSTEES AND OFFICERS......................................................B-13
CODES OF ETHICS............................................................B-14
INVESTMENT ADVISORY AND OTHER SERVICES.....................................B-14
THE UNDERWRITER............................................................B-16
SECURITIES TRANSACTIONS....................................................B-17
PORTFOLIO TURNOVER.........................................................B-18
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................B-18
TAXES......................................................................B-20
CUSTODIAN..................................................................B-24
LEGAL COUNSEL AND AUDITORS.................................................B-24
STATE STREET BANK AND TRUST COMPANY........................................B-24

THE TRUST


Firsthand Funds (the "Trust"), an open-end management investment company, was organized as a Delaware business trust on November 11, 1993, and offers shares of several series. Prior to May 1, 1998, the name of the Trust was Interactive Investments Trust. This Statement of Additional Information ("SAI") pertains to the Global Technology Fund (the "Fund"). The Fund is a non-diversified series and has its own investment objective and policies.

The shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by individual series, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended, (the "1940 Act") or when the matter affects only the interest of a particular series. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series. Each share of a series is entitled to its pro rata portion of such dividends and distributions out of the income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to the series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees who allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below:

MAJORITY. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) two-thirds or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable
Fund).

DEBT SECURITIES. The Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Investment Adviser offer long-term capital appreciation possibilities because of the timing of such investments. The Fund intends that no more than 35% of its total assets will be comprised of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if the Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise.


The Fund's investments in this area will consist solely of investment grade securities (rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's), or unrated securities determined by the Investment Adviser to be of comparable quality). While securities in these categories are generally accepted as being of investment grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale.


COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Investment Adviser, such note is liquid.


The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. The factors considered by Moody's in assigning ratings include the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships that exist with the issuer; and recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better (although in some cases "BBB" credits may be allowed); the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.


BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.


REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.


For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs when trying to sell the security. Costs incurred as a result of delays may include loss of interest or a decline in price of a security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased by the Fund, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.


MONEY MARKET FUNDS. The Fund may under certain circumstances invest a portion of its assets in money market investment companies. The 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies in the aggregate, and also restricts the Fund's investment in any investment company to 3% of the voting securities of such investment company. Investment in a money market investment company involves payment of that company's pro rata share of advisory and administrative fees paid by such company, in addition to those paid by the Fund.


WARRANTS. The Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).


FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers. Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of foreign securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks that differ from those affecting U.S. investments, including political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

NON-DIVERSIFICATION OF INVESTMENTS. The Fund is operated as a "non-diversified" portfolio. As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because the Fund invests in fewer issuers and if the value of those issuers fluctuates, the value of the Fund is affected to a greater degree than if the Fund had a more diversified portfolio. However, at the close of each fiscal quarter at least 50% of the value of the Fund's total assets will be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities;
(iii) securities of other regulated investment companies; and (iv) securities (other than U.S. Government securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time before a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the appropriate clearing agency and the exchanges on which the option is traded.


The writing of covered call options is a conservative investment technique that the Investment Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing covered call options is not a principal investment strategy of the Fund.


WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if the Fund is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.


The risks involved in writing put options include the chance that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Writing covered put options is not a principal investment strategy of the Fund.


OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may have that option exercised at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Investment Adviser's ability to select the proper time, type and duration of the options.


By writing options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. The Fund also may seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a price higher than its then current market value. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or stock index decreased, remained the same, or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund. When writing put options the Fund will be required to segregate cash and/or liquid securities to meet its obligations. When writing call options the Fund will be required to own the underlying financial instrument or segregate with its Custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired. The staff of the Securities and Exchange Commission has taken the position that over-the-counter options and the assets used as "cover" for over-the-counter options are illiquid securities.


The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

It is the present intention of the Adviser not to commit greater than 30% of a Fund's net assets to option strategies.


BORROWING. The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund may pledge its assets in connection with borrowings. While a Fund's borrowings exceed 5% of its total assets, it will not purchase portfolio securities.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of its portfolio securities to no more than 30% of its total assets.


Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Investment Adviser or any affiliated person of the Trust or an affiliated person of the Investment Adviser or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. Loans of portfolio securities are not a principal investment strategy of the Fund.


ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. In addition, such securities could become illiquid if, for a time, qualified institutional buyers become unavailable, and if such securities become illiquid, they would be counted in determining the limit on illiquid securities held in the Fund's portfolio.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS


THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:


MOODY'S


Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large (or by an exceptionally stable) margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or, there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.


AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:


MOODY'S


aaa - An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.


aa - An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.


a - An issue that is rated a is considered to be an upper-medium grade preferred stock. Although risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.


baa - An issue that is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.


STANDARD & POOR'S


AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and it indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions that are designed to reduce the risk of investing in the Fund. These restrictions may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. The Fund may not:


1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.


2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.


3. Purchase or sell commodities or commodity contracts, including futures contracts, except that the Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.


4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets.


5. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.


6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.


7. Purchase or sell puts and calls on securities, except that Fund may purchase and sell puts and calls on stocks and stock indices.

8. Make short sales of securities.

9. Participate on a joint or joint and several basis in any securities trading account.

10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

In addition, the Fund has adopted a fundamental policy of concentrating its investments in the High Technology Industry Group as defined in the Prospectus.

With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS


The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust. The Declaration of Trust has been filed with the Securities and Exchange Commission ("SEC") and is available upon request. Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust for the fiscal year ended December 31, 1999.



                        YEAR OF
NAME                    BIRTH      POSITION HELD          TOTAL COMPENSATION**
Kevin M. Landis*        1961       Trustee/President      N/A
Michael T. Lynch        1961       Trustee                $20,000
Mark Taguchi***         1956       Trustee                $20,000
Jerry Wong***           1951       Trustee                $0
Yakoub Bellawala        1965       Treasurer              N/A
Omar Billawala          1961       Secretary              N/A

* Kevin M. Landis is an affiliated person of Firsthand Capital Management, Inc., the Fund's investment adviser, and is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
**   The Trust does not maintain pension or retirement plans.
*** Mark Taguchi resigned effective November 1999. After accepting his resignation, the Board of Trustees then appointed Jerry Wong as a new independent trustee of the Trust.


The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:


KEVIN M. LANDIS, 125 South Market, Suite 1200, San Jose, CA 95113, is President of Firsthand Capital Management, Inc., and has been a portfolio manager with Firsthand Capital Management, Inc. since 1994.

MICHAEL T. LYNCH, 400 North 34th St., Suite 300, Seattle, WA 98103, is currently a Vice President of Sales and Business Development at PictureIQ Corporation (a manufacturer of digital imaging software). Mr. Lynch served as a Product Manager for Iomega Corp. (a manufacturer of computer peripherals) from 1995 through 1999. Mr. Lynch served as a Product Manager for Adaptec, Inc. (a manufacturer of computer peripherals and software) during 1995. He served as Product Line Manager for Calera Recognition Systems, Inc., (a manufacturer of Optical Character Recognition software) from 1990 to 1995.

JERRY WONG, 999 Baker Way, Suite 100, San Mateo, CA 94104, is currently Vice President of Finance and Executive Vice President of U.S. Operations of Poet Holdings, Inc. (a manufacturer of software). Mr. Wong served as a Corporate Controller for Blyth Software Inc. from 1993 through July 1995 and has been with Poet since 1995.

YAKOUB BELLAWALA, 125 South Market, Suite 1200, San Jose, CA 95113, is Vice President of Business Development of Firsthand Capital Management, Inc. He was previously the Database Marketing Manager for Silicon Graphics, Inc. (a manufacturer of computers) from 1995 through 1996. Prior to that he was the Director of Product Management and Product Marketing for Starbase Corporation (a manufacturer of software) from 1994 through 1995 and a Senior Product Manager for Oracle Corporation ( a manufacturer of software) from 1989 through 1994.

OMAR BILLAWALA, 125 South Market, Suite 1200, San Jose, CA 95113, is Chief Operating Officer of Firsthand Capital Management, Inc. Prior to that, he was an associate at Paul Hastings, Janofsky & Walker LLP from 1997 to 1999.



CODES OF ETHICS



The Trust and its Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities that may be purchased or held by the Fund.


INVESTMENT ADVISORY AND OTHER SERVICES

Firsthand Capital Management, Inc. (the "Investment Adviser"), 125 South Market, Suite 1200, San Jose, California 95113, is registered as an investment adviser with the SEC under the 1940 Act. The Investment Adviser is controlled by Kevin
M. Landis. Prior to September 1999, the Investment Adviser was named Interactive Research Advisers, Inc.

Under the terms of the Investment Advisory and Management Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund's investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Investment Adviser, (iii) provides the Custodian of the Fund's securities on each business day with a list of trades for that day, and (iv) provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust.


Pursuant to the Advisory Agreement, the Fund pays to the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Fund. The Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment

Adviser shall oversee the maintenance of all books and records with respect to the Fund's security transactions and the Fund's books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement, the Fund will pay to the Investment Adviser, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.


The Administration Agreement may be terminated by the Trust at any time, on 60 days' notice to the Investment Adviser, without penalty either (a) by vote of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.


THE UNDERWRITER


ALPS Mutual Funds Services, Inc. (the "Underwriter"), 370 17th Street, Suite 3100, Denver, CO 80202, serves as principal underwriter for the Trust pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Underwriter. The Underwriter has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Underwriter by vote cast in person at a meeting called for the purpose of voting on such approval.


The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Underwriter, or by the Underwriter at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

SECURITIES TRANSACTIONS


The Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Fund's portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.


The Investment Adviser may direct the Fund's portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Investment Adviser's other investment accounts.


The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the "third market" (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Fund does not allocate brokerage business in return for sales of the Fund's shares.


Neither the Investment Adviser nor any affiliated person thereof will participate in commissions paid by the Fund to brokers or dealers or will receive any reciprocal business, directly or indirectly, as a result of such commissions.

The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these policies.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and could reduce the Fund's returns. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Adviser believes that portfolio changes are appropriate. The turnover for the Fund is not expected to exceed 100% annually.

PURCHASE, REDEMPTION AND PRICING OF SHARES

CALCULATION OF SHARE PRICE

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Because the Fund may have portfolio securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

In valuing the Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recent bid price. If no bid price is quoted on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Fund, including restricted securities and securities that are not readily marketable, are valued in such manner as the Investment Adviser under the supervision of the Board of Trustees in good faith deems appropriate to reflect their fair value.

PURCHASE OF SHARES

Properly completed orders for shares received by the Trust prior to the close of business on the Exchange on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the Exchange on that day. Properly completed orders received after the close of the Exchange, or on a day it is not open for trading, are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.

REDEMPTION OF SHARES

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven calendar days after the receipt of a shareholder's redemption request made in accordance with the procedures set forth in the "How to Redeem Shares" section of the Prospectus, except (a) for any period during which the Exchange is closed (other than customary weekend and holiday closing) or during which the SEC determines that trading thereon is restricted, (b) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (c) for any other period that the SEC may by order permit for the protection of security holders of the Fund.


The Trust will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "How to Redeem Shares" section of the Prospectus.

REDEMPTION IN KIND

Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Investment Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which the Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

TAXES

The Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to their business of investing in such stock, securities or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As regulated investment companies, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to shareholders. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and
(3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, the Fund intends to make distributions in accordance with these distribution requirements.

In view of the Fund's investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of each Fund's gross income. Distributions by the Fund of such dividends to corporate shareholders may be eligible for the "70% dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of the Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend. Corporate shareholders should be aware that availability of the dividends received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends received deduction, are includable in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.


The Fund may invest in securities of foreign companies and may therefore be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by its shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consist of securities in foreign corporations. Because the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election and foreign tax credits will be allowed only to reduce the Fund's tax liability, if any.


Under the Code, upon disposition of certain securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income.


Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.


Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, exchange, redemption or repurchase of shares of the Fund that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Fund which he has held for less than six months and on which he has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of shares of the Fund will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional hares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Fund.


The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all federal tax consequences applicable to an investment in the Fund. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Fund.


HISTORICAL PERFORMANCE INFORMATION

A Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the SEC, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                        n
                                  P(1+T)  = ERV

Where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years (1, 5, or 10)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).


Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods of the Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.


The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.


A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance of the Fund.


To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications that track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare the Fund's performance:

Both Morningstar Principia Pro and Lipper Mutual Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in any appropriate category published by Morningstar, Inc., or by Lipper Analytical Services, Inc. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the Exchange. The Russell 2000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the investable U.S. equity market). The NASDAQ Composite Index is an unmanaged index that averages the trading prices of more than almost 5,000 domestic companies. The Value Line Composite Index is an unmanaged equal-weighted index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.


In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of the Fund's portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate their performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.


CUSTODIAN


State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, has been retained to act as Custodian for each Fund's investments. State Street Bank and Trust Company acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.


LEGAL COUNSEL AND AUDITORS


The law firm of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Washington, DC 20006, acts as legal counsel for the Trust and the Trust's independent Trustees.


The firm of Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, Pennsylvania 19103, has been selected as independent auditors for the Trust for the fiscal year ending December 31, 2000. Tait, Weller & Baker performs an annual audit of the Trust's financial statements and will advise the Trust as to certain accounting matters.


STATE STREET BANK AND TRUST COMPANY


State Street, 225 Franklin Street, Boston, Massachusetts 02110, is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Fund's shares and act as dividend and distribution disbursing agent. State Street also provides sub-administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable State Street to perform its duties. For the performance of these services, the Investment Adviser (not the Fund) pays State Street (1) a fee for sub-administrative services at the annual rate of 0.03% of the first $1 billion of the Trust's average daily net assets, 0.025% of the next $1 billion of the Trust's average daily net assets, 0.02% of the next $1 billion of the Trust's average daily net assets, 0.015% of the next $2 billion of the Trust's average daily net assets, and 0.010% of the average daily net assets of the Trust thereafter; (2) a fee for transfer agency and shareholder services at the annual rate of 0.02% of the Trust's average daily net assets; and (3) a fee for accounting and pricing services at the annual rate of 0.0125% of the first $1 billion of the Trust's average daily net assets, 0.01% of the next $1 billion of the Trust's average daily net assets, 0.005% of the next $1 billion of the Trust's average daily net assets, and 0.0025% of the Trust's average daily net assets thereafter.


FINANCIAL STATEMENTS

Because the Fund has not yet commenced operations, financial statements are not included.